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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, Intermediate Term Trust 38, California Trust 185, Mayland Trust 117 and Ohio Trust 88:

  We consent to the use of our report dated July 26, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

                                             KPMG LLP

New York, New York
July 26, 2001